Exhibit 10.27 TEN MILLION ($10,000,000) REVOLVING CAPITAL LINE OF CREDIT AGREEMENT THIS REVOLVING CAPITAL LINE OF CREDIT AGREEMENT (the "Capital Line of Credit") is effective as of this 19th day of March, 2025 (the "Effective Date") by and between COMSTOCK PARTNERS, LC, a Virginia limited liability company ("Lender") and COMSTOCK HOLDING COMPANIES, INC., a Delaware Corporation ("Borrower"), each having a principal address of 1900 Reston Metro Plaza, 10th Floor, Reston, Virginia 20190. RECITALS (A) The parties hereto wish to enter into this Capital Line of Credit in a maximum outstanding amount of Ten Million and 00/100 Dollars ($10,000,000) to memorialize the practice of Lender periodically making related party term loans (each a "Loan") to Borrower for the benefit of its various affiliates and subsidiaries where the aggregate amount of funds made available by Lender to Borrower is made on a revolving and term basis; all such advances of funds to be made in accordance with the terms and conditions hereof (each such transaction also may be referred to as a "Disbursement"). (B) In conjunction with such Disbursements, the parties hereto find it proper, efficient and in the best interests of all parties to forego with the creation and tracking of individual notes or instruments of indebtedness, except as further described herein, and instead utilize the Capital Line of Credit to document and reflect that the outstanding principal balances and interest due pursuant to each and every Disbursement and Loan is properly accounted for and recorded separately as a loan receivable and loan payable on the respective books of the Lender and Borrower (the "Accounting Record"). (C) This Capital Line of Credit sets forth the terms and conditions under which Disbursements and Loans shall be made and repaid on a revolving basis. (D) The proceeds of the Loan, are to be used by the Borrower for the purpose of funding the cash requirements of the Borrower or any of its subsidiaries or affiliated entities (a "Borrower Party") engaged in real estate development, asset management and real estate related services or for any other legal and related purpose as may be agreed to by the Borrower or the Lender, from time to time (each a "Purpose"). (E) To induce the Lender to make a Loan, the Borrower agrees to the te1ms and conditions in this Capital Line of Credit agreement. WITNESSETH In consideration of a Loan to the Borrower, the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2 I. GENERAL CONDITIONS 1. Incorporation of Recitals. Each and every one of the Recitals stated above are hereby expressly incorporated herein by reference as if fully set forth in the body of this Capital Line of Credit agreement. 2. Compliance with Loan Documents. The Borrower agrees and covenants to comply with and perform all of the terms, covenants and conditions of this Capital Line of Credit agreement and any Note issued pursuant hereto. 3. Use of Proceeds. All Disbursements shall be used by the Borrower or designated Borrower Party for the specific Purpose stated herein or in a Note, subject to the requirements of the Lender as set forth herein. 4. Accounting Records. If and when requested, the Borrower shall promptly deliver to the Lender copies of such accounting records as the Lender deems reasonable in its sole discretion for the accurate documentation of each and every Disbursement to the Borrower or a designated Borrower Party pursuant to this Capital Line of Credit agreement. 5. Loan and Facility Tenn. Subject only to an accelerated maturity of the Capital Line of Credit agreement as described herein which will also accelerate the repayment of a Disbursement made pursuant hereto, Disbursements made hereunder shall mature and become fully due and payable twelve (12) months from the effective date of a Disbursement (the "Maturity Date"), provided however, the Maturity Date of all Disbursements hereunder shall be automatically extended in twelve (12) month intervals ("Extensions"), without any action on the part of the Borrower or Lender in the event Lender fails to notify Borrower of its intent to terminate this agreement at least thirty (30) days prior to the Maturity Date or any Extension hereunder. Notwithstanding the foregoing, if a Disbursement is reasonably expected by the parties to have a term in excess of twelve (12) months and/or have other pertinent terms and conditions that would benefit from memorializing a Disbursement, the parties may, but are not obligated to, enter into a separate note to evidence the same (each a "Note"). This Capital Line of Credit agreement shall remain in effect until March 19, 2030. 6. Interest Rate. Disbursements hereunder shall bear interest at the sum of (i) the Prime rate as reported in the Wall Street Journal (the "Prime Rate"), and (ii) one percent (1.00%). In order to account for any changes in the Prime Rate, the interest rate shall be adjusted monthly on the first Business Day of each month until the Loan is repaid in full, retroactive to the first calendar day of such month through and including the last calendar day of such month or as otherwise noted in the Accounting Record for the Borrower and Lender at the time a Disbursement is made or a reasonable time thereafter. The Accounting Records shall include any notes or annotations thereto and as applicable assist in the determination of the applicable interest rate. 7. Prepayment. This Loan and any Disbursement or Note made pursuant hereto, may be prepaid, in whole or in part, without penalty or premium.

3 II. DISBURSEMENTS The Lender shall make Disbursements pursuant to a Loan or Note in accordance with this Capital Line of Credit and as requested by Borrower and approved by Lender, in its sole discretion, from time to time. Provided however, in no event may any Disbursement be made by the Lender or accepted by Borrower or Borrower Party that would violate either parties financial covenants pursuant to existing lending facilities in place with institutional lenders; and Borrower must at all times remain in compliance with all of the terms and conditions made in connection with this Capital Line of Credit; and Disbursements hereunder shall be unsecured, evidenced only by this Capital Line of Credit and the applicable Accounting Record, unless specifically evidenced by a Note. Further, the outstanding principal balances and interest due pursuant to each Disbursement shall be recorded separately as a loan receivable and loan payable on the books of the Borrower or Borrower Party and Lender. Lender does not intend to make any secured advances or disbursements to Borrower under the Loan and does not intend for any Disbursements to be evidenced by agreements or instruments of security or indebtedness other than this Capital Line of Credit. III. REQUIREMENTS FOR DISBURSEMENTS The Lender agrees to make the Disbursements subject to the Borrower's compliance with all of the terms and conditions set forth in this Capital Line of Credit, including conditions precedent hereafter set forth. The Borrower specifically agrees: (i) to fully comply with each of the conditions precedent listed below in a manner deemed acceptable to the Lender, and (ii) that compliance with each and every one of those requirements shall be determined by the Lender, in Lender's sole discretion, just as if this sentence were incorporated into each requirement listed. Accordingly, Borrower agrees: 1. That no default or event of default shall be committed or now existing under this Capital Line of Credit or any loan facility with any of Borrower or Borrower Party's institutional lenders; 2. As of the date of making any Disbursement, no Event of Default shall have occurred under this Capital Line of Credit; 3. The Borrower has made available to Lender such data, documents and other information as may be reasonably requested by Lender ("Disbursement Request") to make a dete1mination as to Borrower’s Disbursement Request; with such determination being made by Lender in its sole discretion. IV. EVENTS OF DEFAULT Any one of the following events below shall constitute a breach of this Capital Line of Credit and be deemed to be an Event Of Default: 1. If any indebtedness due hereunder or any other indebtedness of the Bon-ower or its affiliates is not paid immediately when due;

4 2. If Borrower or a Borrower Party fails generally to pay their debts when due; or if there is filed by Borrower or a Borrower Party a petition in bankruptcy under any of the provisions of the United States Bankruptcy Act, as amended, or under any similar state or federal law, or a petition for the appointment of a receiver or trustee of the property of Borrower or a Borrower Party; or if Borrower or a Borrower Party makes a general assignment for the benefit of creditors or makes any insolvency assignment or is adjudged insolvent by any court of competent jurisdiction; or if there is filed against Borrower or a Borrower Party a petition in bankruptcy or for the appointment of a receiver which involuntary petition is not dismissed within sixty (60) days thereafter; 3. If any covenant or agreement herein is not fully and timely performed, observed or kept; 4. If the Borrower fails to comply with any of the conditions precedent to the obligation of Lender to make any Disbursement hereunder. 5. If the resignation or removal of Christopher Clemente as the Chief Executive Officer of the Borrower occurs unless consented to in writing by the Lender. V. REMEDIES OF THE LENDER Upon an Event of Default, the Lender shall send notice of the default to the Borrower, and the Borrower shall have ten (10) days for any monetary-related default, and thirty (30) days for any non- monetary default, from the date of mailing the notice, to cure said default (provided however, if the non- monetary default is not reasonably capable of being cured within said thirty (30) days, and Borrower is diligently pursuing said cure, Borrower shall have up to sixty (60) days from the date of notice to cure said non-monetary default), whereupon, if remaining uncured at the expiration thereof, the Lender shall immediately be entitled to all remedies as stated herein, in addition to in lieu of all other remedies provided to Lender under any Note, and under the law or rules of equity, and Lender may, at its election, but without any obligation to do so, without further notice, enjoy any or all of the rights, powers, privileges and remedies listed below, all at the sole cost and expense of the Borrower: VI: REMEDIES The Lender shall have any and all of the remedies listed below: 1. Terminate its commitment to make future Disbursements under the Loan and terminate any Disbursement pending; 2. Subject to the notice and cure provisions, accelerate all amounts due hereunder; 3. Reduce any claim to judgment; and 4. Exercise any and all rights and remedies afforded by this Capital Line of Credit, any Notes issued pursuant hereto, and/or at law, equity or otherwise;

5 VII: MISCELLANEOUS 1. No Liability To Lender. Notwithstanding any waivers, approvals, consents, or judgments made by Lender pursuant hereto, the Borrower agrees that the Lender shall have no obligation, liability or responsibility whatsoever to Borrower or any other party as a result of Lender's actions pursuant to this Capital Line of Credit. 2. Indemnity. Except for willful misconduct, or gross negligence, Borrower, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged on behalf of the Borrower, and each of its past, present and future subsidiaries, successors and assigns (collectively, "Borrower's Parties") do hereby remise, release, acquit, satisfy and forever discharge each Lender and that Lender's respective past, present and future subsidiaries, divisions, affiliates, joint venturers, officers, directors, employees, agents, attorneys, representatives, participants, successors and assigns (collectively referred to as the "Entities") from any and all manner of action and actions, cause or causes of actions, suits, claims, unintentional torts, counterclaims, demands, damages, judgments, liabilities, contingent claims or contingent liabilities, debts, sums of money, attorneys fees, costs, accounts, covenants, contracts, controversies, obligations, agreements, promises, expenses, variances, trespasses, liens, and/or claims of lien of any nature whatsoever, whether at law or in equity, whether now accrued or hereafter maturing and whether known or unknown, which the Borrower now has or hereafter can, shall or may have by reason of any matter, cause or thing, from a date twelve (12) months prior to the effective date of this Capital Line of Credit until ten (10) years and one (1) day after the all amounts due under the Loan are paid back to the Lender in full, arising out of or in connection with: (A) all of the Lender's obligations, duties, approvals, and decisions made in good faith pursuant to the terms and conditions of this agreement (B) the implementation, procedures, collections, administration, or actions taken by the Lender in good faith in accordance with this agreement, (C) the remedies pursued by the Lender, and all actions in connection therewith taken by the Lender in good faith pursuant to this agreement in the Event of a Default, and (D) the actions, decisions or remedies not taken by the Lender in good faith under this agreement; and the Borrower's Parties hereby jointly and severally indemnify and hold each of the Entities harmless from same. 3. No Assignment. Neither this Capital Line of Credit, a Note issued pursuant hereto, nor the proceeds of a Disbursement shall be assigned by Borrower without the express written consent of Lender, and any attempted assignment without such written consent shall be void and shall constitute an Event of Default. 4. Notices. All notices required or contemplated hereunder shall be in writing and shall be deemed to have been given properly on the date delivered by electronic mail transmission so long as a copy is deposited for overnight delive1y with Federal Express or another comparable overnight express delivery service, addressed as follows:

6 As to Lender: COMSTOCK PARTNERS, LC 1900 Reston Metro Plaza, 10th Floor Reston, Virginia 20190 Attn: Christopher C. Clemente e-mail: cclemente@comstock.com As to Borrower: COMSTOCK HOLDING COMPANIES, INC. 1886 Metro Center Drive Suite 400 Reston, Virginia 20190 Attn: Christopher Guthrie e-mail: cguthrie@comstock.com (or to such other address as may be specified by notice given as required herein). 5. No Waiver Of Lender's Rights. Notwithstanding anything in this Capital Line of Credit to the contrary, the Lender may, in its sole discretion, defer or relinquish any requirements hereunder, including without limitation any condition to any Disbursement. However, no such deferral or relinquishment shall constitute a waiver of the Lender's right to invoke any of said requirements subsequently. Moreover, no delay, omission or acquiescence of the Lender to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default. No delay or omission on the part of the Lender to exercise any rights or privileges herein, or any other option granted to the Lender hereunder in any one or more instances, shall constitute a waiver of any of such rights or privileges. Lender may make any Disbursement or parts of Disbursement after the occurrence of a Default without thereby waiving the right to demand payment of the Loan and without becoming liable to make any other or further Disbursements. No acceptance by the Lender of any partial payment on account of the Loan in the event of a Default shall constitute a waiver of any Default and all of Lender's rights and remedies shall remain continuously in full force and effect. 6. Remedies Not Exclusive. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedy. Each and every remedy herein shall be cumulative, and shall be in addition to every other remedy existing at law or in equity or by statute. Every right, power and remedy given to the Lender herein shall be concurrent and may be pursued separately, successively or together against the Borrower and every right, power and remedy given in herein may be exercised from time to time as often as may be deemed expedient by the Lender. 7. Further Assurances. The Borrower or Borrower Party will, upon request of the Lender:

7 (a) promptly correct any defect, error or omission in this agreement; (b) execute, acknowledge, deliver, procure, record or file such further documents and do such further acts deemed necessary, desirable or proper by Lender to carry out the purposes of this agreement; including but not limited to the entry into a Note to more formally evidence a Disbursement (c) execute and deliver any renewals or modifications as may be requested; (c) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any governmental authority having jurisdiction over the Lender. 8. Governing Law. This agreement shall be governed by and construed according to the laws of the Commonwealth of Virginia. 9. Non-Merger. The covenants of the Borrower set forth herein and the terms and provisions of this agreement shall survive the repayment of the Loan. 10. Severability. If any provision of this agreement, or the application thereof to any circumstance, is deemed to be unenforceable, the remainder of the agreement shall not be affected thereby and shall remain enforceable. 11. No Partnership. Nothing in this agreement shall be construed to make Borrower a partner or a joint venturer or creating a principal-agent relationship or any other relationship except for that of “lender” and “borrower”. 12. No Lender Control. The Borrower agrees that the Lender’s rights and interests under this agreement and the administration of any Loan shall not be deemed to indicate that the Lender is in control of the business operations of the Borrower. 13. Counterparts. This Capital Line of Credit may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. 14. Written Agreement and Conflict. This agreement, and any Note issued pursuant hereto, constitutes the entire understanding and agreements between Borrower and Lender with respect to the subject matter hereof. In the event of a conflict between this agreement and a Note, the terms of the Note shall control.

8 [Signature Page to Revolving Capital Line of Credit Agreement] WITNESS the following signatures: COMSTOCK PARTNERS, LC, a Virginia limited liability company By: /s/Christopher Clemente_______________ Name: Christopher Clemente Title: Manager COMSTOCK HOLDING COMPANIES, INC., a Delaware corporation By: /s/Christopher Guthrie_________________ Name: Christopher Guthrie Title: Chief Financial Officer